Exhibit 99.1

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Release Date: February 5, 2009	Contact: Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059
progers@micros.com

MICROS REPORTS FISCAL 2009 SECOND QUARTER RESULTS
RECORD SECOND QUARTER NET INCOME AND EPS

Columbia, Maryland... MICROS Systems, Inc.  (Nasdaq:MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2009 second quarter ended December 31, 2008.

  FINANCIAL HIGHLIGHTS

•	Revenue for the quarter was $237.9 million, a decrease of $6.0 million, or 2.5%, versus the same period last year.

•	Revenue for the six-month period was $482.0 million, an increase of $21.6 million, or 4.7% over the same period last year.

•	GAAP net income for the quarter was $27.1 million, an increase of $3.0 million, or 12.4%, over the same period last year.

•	GAAP net income for the six-month period was $52.0 million, an increase of $6.6 million, or 14.5%, over the same period last year.

•	GAAP diluted EPS for the quarter was $0.33 per share, an increase of $0.04, or 13.8%, over the same period last year.

•	GAAP diluted EPS for the six-month period was $0.63, an increase of $0.09, or 16.7%, over the same period last year.

•	Non-GAAP financial results, excluding the effect of Financial Accounting Standard (FAS) No. 123 (R), which requires us to record the share-based payment charge, are as follows:

-	Non-GAAP net income for the quarter was $30.2 million, an increase of $1.8 million, or 6.3%, over the year ago period.

-	Non-GAAP net income for the six-month period was $58.0 million, an increase of $5.3 million, or 10.0%, over the year ago period.

-	Non-GAAP diluted EPS for the quarter was $0.37, an increase of $0.03, or 8.8%, over the year ago period.

-	Non-GAAP diluted EPS for the six-month period was $0.71, an increase of $0.08, or 12.7%, over the year ago period.

•	MICROS’s net income and EPS results were Company records for a second fiscal quarter.

Tom Giannopoulos, MICROS’s Chairman and CEO, stated: “To generate record net income and EPS for our second quarter, and positive revenue growth for the first six months of our fiscal year in this challenging economic climate, is very gratifying.”

MICROS’s stock is traded through NASDAQ under the symbol MCRS.  Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties  MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters, such as hurricanes and tsunamis; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of February 5, 2009.  MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

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Release Date: February 5, 2009	Contact: Peter J. Rogers, Jr.
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	Second quarter ended		Six months ended
	December 31,		December 31,
	2008	2007	2008	2007
Revenue:
Hardware	$56,145	$67,194	$119,839	$132,095
Software	38,196	44,517	75,772	75,368
Service	143,593	132,241	286,393	252,971
Total revenue	237,934	243,952	482,004	460,434

Cost of sales:
Hardware	34,756	44,284	77,815	84,223
Software	7,098	9,515	14,398	18,024
Service	69,557	63,591	137,324	118,384
Total cost of sales	111,411	117,390	229,537	220,631

Gross margin	126,523	126,562	252,467	239,803

Selling, general and administrative expenses	68,509	74,130	141,785	141,484
Research and development expenses	10,411	9,423	20,673	18,536
Depreciation and amortization	4,291	3,629	8,378	7,475
Stock option expense (*)	4,099	5,983	7,832	9,827
Total operating expenses	87,310	93,165	178,668	177,322

Income from operations	39,213	33,397	73,799	62,481

Non-operating income, net	2,163	3,851	5,957	7,174

Income before taxes, minority interests, and equity in net earnings of affiliates	41,376	37,248	79,756	69,655

Income tax provision	14,068	12,627	27,117	23,483

Income before minority interests and equity in net earnings of affiliates	27,308	24,621	52,639	46,172
Minority interests and equity in net earnings of affiliates	(234)	(532)	(683)	(779)

Net income (GAAP)	$27,074	$24,089	$51,956	$45,393

Net income per common share – diluted	$0.33	$0.29	$0.63	$0.54
Weighted-average number of shares outstanding -diluted	81,202	83,917	81,691	83,711

Reconciliation of GAAP Net Income and EPS, and Net Income and EPS before share-based payment charge, i.e. stock option expense
Net income	$27,074	$24,089	$51,956	$45,393
Add back: Stock option expense (*)
Selling, general and administrative expenses	3,886	5,730	7,411	9,271
Research and development expenses	213	253	421	556
Total stock option expense	4,099	5,983	7,832	9,827

Subtract: Total tax effect on stock option expense	978	1,673	1,819	2,513
Net income (before share-based payment charge)	$30,195	$28,399	$57,969	$52,707

Net income per diluted common share, before share-based payment charge (Non-GAAP)	$0.37	$0.34	$0.71	$0.63

We believe the inclusion of the above non-GAAP measure, excluding the effect of share-based payment charge, will be useful to investors because it will enhance the comparability of our results in recent periods to results in periods prior to our adoption of FAS 123(R).  We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts continue to forecast excluding the effect of share-based payment charge, the non-GAAP measure.  In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors.  Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles.  Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures.  They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.  Among the limitations on the use of the non-GAAP measure are the following:

-	The exclusion of non-cash share-based payment charges can have a significant impact on reported GAAP net income and diluted net income per share.
-	Other companies may utilize non-cash share-based payments to a significantly greater or lesser degree in relation to overall compensation than MICROS.
-	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

news
Release Date: February 5, 2009	Contact: Peter J. Rogers, Jr.
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	Dec 31,	June 30,
	2008	2008
ASSETS
Current assets:
Cash and cash equivalents	$333,160	$381,964
Accounts receivable, net	174,809	192,445
Inventory, net	47,966	64,575
Deferred income taxes	20,575	18,724
Prepaid expenses and other current assets	29,224	29,737
Total current assets	605,734	687,445

Investments, non-current	57,541	65,216
Property, plant and equipment, net	32,189	29,165
Deferred income taxes, non-current	5,823	7,108
Goodwill	187,800	159,722
Intangible assets, net	20,357	16,168
Purchased and internally developed software costs, net	29,545	30,846
Other assets	7,225	7,336
Total assets	$946,214	$1,003,006

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Bank lines of credit	$1,157	$989
Accounts payable	39,467	46,843
Accrued expenses and other current liabilities	111,742	124,913
Income taxes payable	1,888	6,363
Deferred revenue	92,654	115,398
Total current liabilities	246,908	294,506

Income taxes payable, non-current	19,142	18,302
Deferred income taxes, non-current	2,201	2,181
Other non-current liabilities	8,451	8,103
Total liabilities	276,702	323,092
Minority interests and minority ownership put arrangement	6,460	6,898
Commitments and contingencies

Shareholders’ equity:
Common stock	502	506
Capital in excess of par	125,368	131,517
Retained earnings	532,375	480,777
Accumulated other comprehensive income	4,807	60,216
Total shareholders’ equity	663,052	673,016

Total liabilities and shareholders’ equity	$946,214	$1,003,006